February 10, 2000

Dear Shareholder:

     The year 1999 was a year of economic recovery for the Philippines with real GDP growth of 3.2% compared with a 0.5% decline in 1998. The Philippine economy expanded at its fastest pace in two years in the fourth quarter of 1999 as industry revived and favorable weather boosted agricultural harvests. GDP in this period rose 4.6% from a year earlier, beating estimates. The stronger pick up in domestic demand, high current account surplus, and a robust export growth, particularly in the electronics sector, underpinned this growth. However, the Philippine stock market exhibited a mixed pattern in 1999 with a strong first half and a poor second half reflecting weak investor sentiment and marginal improvement in corporate earnings.

     We are happy to report that The First Philippine Fund Inc. (Fund) reverted back to growth in the fourth quarter. The Fund's net asset value (NAV) per share stood at $7.80 on December 31, 1999, increasing by 4.28% in the quarter. This brought the Fund's 1999 performance to a positive return of 6.41%. It is a modest performance given a Philippine stock market beset by frail sentiment, thin trading volumes, and substantial volatility.

     The Fund outperformed its underlying market over these periods. The Philippine stock market composite index (Phisix) had U.S. dollar returns of 3.65% in the fourth quarter of 1999 and 5.73% for the full year. By the end of 1999, the Fund increased its outperformance over its benchmark (measured over the life of the Fund and adjusted for all dividends and the effect of the 1995 rights offering) to 22.78%.

     On December 31, 1999, the Fund's share price closed at $6.375, unchanged from the end of the previous quarter and at an 18.27% discount to NAV. For the full year 1999, the Fund's share price appreciated by 8.5%.

ENCOURAGING SIGNALS TO START THE NEW YEAR

     The Phisix weakened for most of the fourth quarter. Were it not for a sharp year-end rally, the Phisix would not have shown its moderate appreciation. The domestic concerns that affected the market were not new: politics, corporate results below consensus expectations, and economic figures that, while showing continued recovery, seemed dull when compared against those of other Asian countries. These were combined with external events -- such as the U.S. interest rate hike in November, elections in Malaysia and Indonesia, and China's anticipated entry into the World Trade Organization -- which drew investor attention away from small markets like the Philippines. Finally, thin trading volumes induced by Y2K jitters added to an unappealing stock market environment.

     But the year-end and early 2000 brought about significant positive developments with the potential of shifting market sentiment:

     o The 1999 economic report card was encouraging. Going forward in 2000, we expect the country's GDP economic growth to strengthen further to 4%. The country will continue to benefit from the strong recovery in global demand for electronics given the dominance of electronic exports in its total exports. Resilient growth in the broad services sector will be a key driver of growth along with the filtering through of the positive impact of reflationary fiscal spending, expansionary monetary policy and another sizable current account surplus.

     o Inflation in January continued to be benign at 2.6%, its smallest rise in 13 years; but we expect inflation in 2000 to pick up to 7.5%, compared with an average of 7% for 1999, due to a rise in oil prices and a somewhat weak peso.

     o There have been some positive political developments, i.e. President Estrada's decision to shelve constitutional changes and implement a cabinet revamp with newly appointed secretaries of Finance, Trade and Industry, and Local Government. New commissioners of internal revenue and customs were also named. Government is intent on improving revenue collections to address the country's ballooning budget deficit.

     o The Congress is now focused on structural reforms in the key areas of power, retail and banking industries.

     o A five-man council of senior economic advisers was created. Its members include some of the most respected names in Philippine business and politics.

STRONG UPSIDE POTENTIAL

     We believe that the market has been oversold and much of the bad news has already been discounted. At this point, there should be little further downside and the market should, at worst, trade within a narrow band. However, potential is high for a significant rally given that the Philippines, in an Asian context, is severely under-owned by foreign investors. With now compelling market valuations (at a 16x price-earnings ratio based on year 2000 earnings), positive momentum on the political front, and the demise of Y2K concerns, such a rally is possible.

     Its sustainability, however, will be determined by the performance of the economy and corporate earnings. We maintain our belief that the economy will exhibit more signs of broad-based sustainable growth, and earnings will improve (up 30% in 2000) as the on-going corporate restructuring exercises begin to have a positive impact. Likewise, the final passage of key reform legislation -- including (1) the Omnibus Power Bill (which aims to deregulate the power industry and reduce power rates by encouraging competition in the generation and retail supply sectors); (2), the Retail Trade Liberalization Bill (which seeks to open up retailing, currently restricted to Filipino nationals, to foreigners); (3) the General Banking Law of 1999 (a measure allowing foreigners to own 100% of banks); and (4) the Securities Reform Act (which will improve disclosure requirements of listed companies and clamp down on insider trading) -- should come through in 2000 and should create a more open, transparent and encouraging business environment.

     Given this outlook, the Fund will seek to be more fully invested in Philippine equities and remain selective in its stock picks, giving greater importance to fundamentally sound companies with quality earnings and management, restructuring stories, and those that are the beneficiaries of reforms and emerging high-technology convergence themes.

     On behalf of the directors and officers of The First Philippine Fund, thank you once again for your continued support.

                                 Sincerely,

                                 /s/ Lilia C. Clemente
                                 ---------------------
                                 Lilia C. Clemente
                                 Director, President and Chief Executive Officer

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 1999
(Unaudited)

                                                                                        Number of
                                                                                           Shares           Value
-----------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (99.8%)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK (90.8%)
Banking (11.0%)
  Bank of the Philippine Islands                                                        1,248,400     $ 3,593,588
  Bankard, Inc. (b) (c)                                                                 6,470,000         521,800
  Equitable PCI Bank                                                                      540,000       1,199,315
  Far East Bank & Trust Company                                                           330,171         614,492
  Metropolitan Bank & Trust Company                                                       524,520       3,774,649
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,703,844
-----------------------------------------------------------------------------------------------------------------
Broadcasting (1.2%)
  ABS-CBN Broadcasting Corp. PDR (c) (g)                                                  850,000       1,054,643
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,054,643
-----------------------------------------------------------------------------------------------------------------
Conglomerates (18.5%)
  Aboitiz Equity Ventures, Inc.                                                        17,200,000         939,004
  Alsons Consolidated Resources, Inc. (b)                                              15,980,000         198,273
  Ayala Corporation                                                                    38,249,436      11,152,684
  Benpres Holdings Corp. (c)                                                           19,009,700       2,877,542
  Guoco Holdings (Phils), Inc. (c)                                                      4,360,000         108,194
  Metro Pacific Corp. (c)                                                              30,550,000         879,398
  Uniwide Holdings, Inc. (c) (e)                                                        8,687,000          92,695
-----------------------------------------------------------------------------------------------------------------
                                                                                                       16,247,790
-----------------------------------------------------------------------------------------------------------------
Construction/Engineering (1.9%)
  Davao Union Cement Corp. (b) (c)                                                     10,066,622         169,867
  DMCI Holdings, Inc. (c)                                                              25,604,000         686,196
  HI Cement Corp. (c) (e)                                                              16,290,000         533,594
  Southeast Asia Cement Holdings, Inc. (c)                                             23,320,000         271,984
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,661,641
-----------------------------------------------------------------------------------------------------------------
Electronics (0.5%)
  Ionics Circuits, Inc. (c)                                                               150,000          52,112
  Music Corporation (c)                                                                 1,900,000         249,888
  Solid Group, Inc. (c) (e)                                                             4,150,000         129,758
-----------------------------------------------------------------------------------------------------------------
                                                                                                          431,758
-----------------------------------------------------------------------------------------------------------------
Food and Beverage (15.1%)
  Cosmos Bottling Corp.                                                                 6,650,000         405,951
  Del Monte Pacific Ltd. (c)                                                            2,400,000       1,167,217
  La Tondena Distillers, Inc.                                                           1,897,800       1,507,013

                 See Accompanying Notes to Financial Statements.

                                                                                        Number of
COMMON STOCK (CONTINUED)                                                                   Shares           Value
-----------------------------------------------------------------------------------------------------------------
  RFM Corporation                                                                       1,208,334     $   125,937
  San Miguel Corp. -- A                                                                 5,723,942       8,096,300
  San Miguel Corp. -- B                                                                   600,000         848,677
  Universal Robina Corp.                                                                6,162,000       1,100,958
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,252,053
-----------------------------------------------------------------------------------------------------------------
Port Operations (3.0%)
  Asian Terminals, Inc. (b) (c)                                                        40,949,980       1,219,415
  International Container Terminal Services, Inc. (c)                                  15,287,500       1,384,668
-----------------------------------------------------------------------------------------------------------------
                                                                                                        2,604,083
-----------------------------------------------------------------------------------------------------------------
Real Estate Development (19.2%)
  Ayala Land, Inc.                                                                     26,541,321       6,915,576
  Belle Corporation (c)                                                                23,900,008       1,126,855
  C & P Homes, Inc. (c)                                                                35,916,750         401,076
  Filinvest Land, Inc. (c)                                                             16,487,499       1,677,472
  Pryce Corporation (b) (c)                                                            27,620,000       1,329,664
  Robinson's Land Corp. (b)                                                            10,480,500         832,240
  SM Prime Holdings, Inc.                                                              24,050,000       4,535,709
  Universal Rightfield Property Holdings, Inc. (c)                                      6,100,000          42,384
-----------------------------------------------------------------------------------------------------------------
                                                                                                       16,860,976
-----------------------------------------------------------------------------------------------------------------
Telecommunications (12.5%)
  Digital Telecommunications Phils., Inc. (c)                                          37,800,000       1,313,217
  Philippine Long Distance Telephone Co. ADR (f)                                          371,020       9,600,142
  Pilipino Telephone Company (c) (e)                                                    1,217,500          33,838
-----------------------------------------------------------------------------------------------------------------
                                                                                                       10,947,197
-----------------------------------------------------------------------------------------------------------------
Utilities (7.9%)
  Manila Electric Co. -- A                                                              2,145,000       5,083,317
  Petron Corporation                                                                   23,630,002       1,876,421
-----------------------------------------------------------------------------------------------------------------
                                                                                                        6,959,738
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $94,961,775)                                                                                79,723,723
-----------------------------------------------------------------------------------------------------------------

                                                                         Maturity
--------------------------------------------------------------------------------------------------------------
WARRANTS (1.5%)
Real Estate (0.0%)
  Belle Corporation (c)                                                  10/06/00    2,993,333          28,226
Food and Beverage (1.5%)
  Jollibee Foods Corporation (c) (d)                                     03/24/03    2,999,500       1,265,361
Electronics (0.0%)
  Music Corporation (b) (c)                                                   N/A      111,764           1,076
--------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $1,472,623)                                                                               1,294,663
--------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                                                                                     Units/Par
SCHEDULE OF INVESTMENTS (CONTINUED)                                      Maturity        (000)           Value
--------------------------------------------------------------------------------------------------------------
BONDS (0.8%)
Bacnotan Consolidated Industries, Inc. Convertible
  Bond 5.5% (Cost $1,750,000)                                            06/21/04    $   1,750    $    665,000
--------------------------------------------------------------------------------------------------------------
CALL ACCOUNTS (6.7%)
  Philippine Pesos (Cost $5,932,007)(d)                                                              5,926,844
--------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
  (Cost $104,116,405)                                                                               87,610,230
--------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (0.2%)
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.2%)
  American Express Credit Corp. 2.50052%
     (Cost $175,000)                                                     01/03/00          175         175,000
--------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                         175,000
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100%
     (Cost $104,291,405) (a)                                                                      $ 87,785,230
                                                                                                  ------------

(a)   Aggregate cost for Federal Income tax purposes is $104,291,405. Aggregate gross unrealized appreciation
      (depreciation) for all securities is as follows:

  Excess of market value over tax cost                                                    $   18,004,910
  Excess of tax cost over market value                                                       (34,511,085)
                                                                                          --------------
                                                                                          $  (16,506,175)
                                                                                          ==============

(b)   At fair value as determined by the Board of Directors.
(c)   Non-income producing security.
(d)   Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e)   Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f)   ADR -- American Depository Receipt.
(g)   PDR -- Philippine Depository Receipt

                 See Accompanying Notes to Financial Statements.

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                December 31, 1999

-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $104,291,405)............................................................ $ 87,785,230
Cash................................................................................................       12,068
Dividends receivable................................................................................       96,195
Interest receivable.................................................................................       51,153
Prepaid insurance...................................................................................        4,027
-----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS........................................................................................   87,948,673
-----------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses payable............................................................................      401,964
Payable for securities purchased....................................................................        1,076
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES...................................................................................      403,040
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
 (applicable to 11,225,000 common shares outstanding)............................................... $ 87,545,633
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 ($87,545,633/11,225,000)........................................................................... $       7.80
-----------------------------------------------------------------------------------------------------------------
Net assets consist of:
 Capital stock...................................................................................... $    112,250
 Paid-in capital....................................................................................  122,296,805
 Accumulated net investment loss....................................................................   (2,802,702)
 Accumulated net realized loss on investments.......................................................  (15,554,409)
 Accumulated net unrealized depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currency..................................................  (16,506,311)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS.......................................................................................... $ 87,545,633
-----------------------------------------------------------------------------------------------------------------


                                                                                                          For the
                                                                                                 Six Months Ended
STATEMENT OF OPERATIONS (UNAUDITED)                                                             December 31, 1999

-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest (net of taxes withheld $4,477)............................................................  $    75,003
 Dividends (net of taxes withheld $92,128)..........................................................      284,630
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.............................................................................      359,633
-----------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment advisory fee............................................................................      450,979
 Trustee fee........................................................................................       75,212
 Custodian fees.....................................................................................       66,393
 Administration fee.................................................................................       62,747
 Transfer agent fees................................................................................        4,404
 Legal fees.........................................................................................       64,193
 Audit fees.........................................................................................       29,135
 Directors fees.....................................................................................       28,886
 Printing...........................................................................................       19,695
 Insurance..........................................................................................        4,033
-----------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES......................................................................................      805,677
-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS.................................................................................     (446,044)
-----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS, AND OTHER ASSETS
 AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Security transactions............................................................................   (1,398,938)
   Foreign currency transactions....................................................................     (242,331)
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments......................................................................................  (19,623,410)
   Foreign currency holdings and other assets and liabilities denominated in foreign currency.......         (136)
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments, foreign currency holdings and other assets and liabilities denominated in foreign currency....................................................  (21,264,815)
-----------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................  $(21,710,859)
-----------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                                                                                         For the
                                                                                Six Months Ended           For the
                                                                               December 31, 1999        Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                  (Unaudited)     June 30, 1999
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss....................................................     $    (446,044)      $    (800,157)
     Net realized loss on security transactions.............................        (1,398,938)        (12,230,804)
     Net realized gain (loss) on foreign currency transactions..............          (242,331)            359,115
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency holdings and other assets
       and liabilities denominated in foreign currency......................       (19,623,546)         48,860,091
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations...........       (21,710,859)         36,188,245
------------------------------------------------------------------------------------------------------------------
  Net assets:
     Beginning of period....................................................       109,256,492          73,068,247
------------------------------------------------------------------------------------------------------------------
     End of period (including accumulated losses of ($2,802,702) and
       ($2,114,327), respectively)..........................................     $  87,545,633       $ 109,256,492
-=================================================================================================================

                 See Accompanying Notes to Financial Statements.

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

-----------------------------------------------------------------------------------------------------------------
                                               For the Six
                                                  Months
                                                  Ended
                                               December 31,                        For the Year Ended June 30,
                                                   1999          ---------------------------------------------------------------
                                               (Unaudited)         1999         1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $   9.73        $   6.51      $ 16.61      $  21.18      $  20.66      $  23.11
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                       (0.04)          (0.07)       (0.06)        (0.21)        (0.20)        (0.20)
 Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings and other assets and
   liabilities denominated in foreign
   currencies                                       (1.89)           3.29       (10.04)        (2.86)         1.74          1.27
--------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment
   operations                                       (1.93)           3.22       (10.10)        (3.07)         1.54          1.07
--------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income                  --              --           --            --            --            --
 Distributions from net realized long-term
   gains                                               --              --           --         (1.50)        (1.02)        (0.85)
 Distributions from net realized short-term
   gains                                               --              --           --            --            --         (1.25)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS                      --              --           --         (1.50)        (1.02)        (2.10)
--------------------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE OFFERING              --              --           --            --            --         (1.42)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   7.80        $   9.73      $  6.51      $  16.61      $  21.18      $  20.66
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD            $  6.375        $   8.63      $  5.75      $  13.75      $  16.88      $  16.88
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
 Based on market value*                            (26.09)%***      50.00%      (58.18)%      (10.88)%        7.03%         7.06%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)             $ 87,546        $109,256      $73,068      $186,465      $237,790      $231,857
Ratios to average net assets:
 Operating expenses                                  1.78%**         2.07%        1.91%         1.75%         1.77%         1.82%
 Interest expense                                      --              --           --            --            --          0.06%
                                                 --------        --------      -------      --------      --------      --------
 Total expenses                                      1.78%**         2.07%        1.91%         1.75%         1.77%         1.88%
 Net investment loss                                (0.99)%**       (1.02)%      (0.68)%       (1.10)%       (1.00)%       (1.01)%
Portfolio turnover                                  14.57%          16.26%       23.10%        15.32%        24.20%        20.50%
--------------------------------------------------------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.

 ** Annualized.

*** Non-annualized

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1999
(Unaudited)
------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $4,272,335 (5% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended December 31, 1999, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

   The Fund has a capital loss carry forward in the amount of $8,361,654, of which $466,990 and $7,894,664 are available as a reduction of future net capital gains realized for the years ended 2005 and 2007, respectively.

   Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1998 incurred and will elect to defer net capital losses of $5,793,817 during the year ended June 30, 1999.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

   (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

  Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

(Unaudited)
------------

  The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

  Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

   As of June 30, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses and passive foreign investment company ("PFIC") mark-to-market, and permanent book/tax differences primarily attributable to foreign currency gains and net operating loss. During the year ended June 30, 1999, the Fund decreased accumulated net investment loss by $1,045,319 and increased accumulated net realized loss on investment of $359,115 with an offsetting decrease to paid-in-capital of $686,204. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the six months ended December 31, 1999, the Investment Adviser earned $450,979 from the Fund, of which $53,497 was payable to the Investment Adviser at December 31, 1999.

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a

(Unaudited)
------------
fee at an annual rate of .35% of the Fund's average weekly net assets. For the six months ended December 31, 1999, the Investment Adviser paid $157,843 to the Philippine Adviser.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the six months ended December 31, 1999, the Trustee earned fees of $75,212, of which $10,405 was payable to the Trustee at December 31, 1999.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the six months ended December 31, 1999, the Administrator earned fees of $62,747, of which $10,570 was payable to the Administrator at December 31, 1999.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at December 31, 1999 were $16,500 which is included in accrued expenses.

    The Fund paid or accrued approximately $64,193 for the six months ended December 31, 1999, for legal services.

C. CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at December 31, 1999, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D. PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $6,286,601 and $8,769,093, respectively, for the six months ended December 31, 1999.

E. OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At December 31, 1999, 99.8% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

REPORT OF THE FUND'S ANNUAL MEETING

    The Fund held its annual meeting on October 28, 1999. At the meeting, the shareholders voted to elect four Class III directors for a three year term:
Lilia C. Clemente, Roberto de Ocampo, Joseph A. O'Hare, S.J. and Robert B. Oxnam. The shareholders also voted to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending June 30, 2000. The results of the voting were as follows:

                                                                                                       Abstentions
                                                                                                       and Broker
                                                                       For      Against    Withheld     Non-Votes
                                                                    ---------   -------    --------    -----------
Lilia C. Clemente.................................................  7,665,319   211,271
Roberto de Ocampo.................................................  7,663,021   213,570
Joseph A. O'Hare, S.J.............................................  7,663,021   213,570
Robert B. Oxnam...................................................  7,665,319   211,271
Selection of PricewaterhouseCoopers LLP...........................  7,778,120               32,078        66,391

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

                      [This page intentionally left blank]

Directors and Officers
-------------------------------------------------------------------------------
Benjamin P. Palma Gil
Director and Chairman
Lilia C. Clemente
Director, President and Chief Executive Officer
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Roberto de Ocampo
Director
John Anthony B. Espiritu
Director
Andres R. Narvasa
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Santiago S. Cua, Jr.
Executive Vice President and Managing Director
Joaquin G. Hofilena
Vice President and Treasurer
Imelda Singzon
Vice President
Maria Distefano
Assistant Secretary

Executive Offices
-------------------------------------------------------------------------------
152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449.)

-------------------------------------------------------------------------------
Investment Adviser
Clemente Capital, Inc.

-------------------------------------------------------------------------------
Administrator
PFPC Inc.

-------------------------------------------------------------------------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company

-------------------------------------------------------------------------------
Custodian
Brown Brothers Harriman & Co.

-------------------------------------------------------------------------------
Legal Counsel
Fulbright & Jaworski L.L.P.

-------------------------------------------------------------------------------
Independent Accountants
PricewaterhouseCoopers LLP

                               SUMMARY OF GENERAL
                                   INFORMATION


-------------------------------------------------------------------------------
THE FUND

     The First Philippine Fund Inc. is a closed- end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.



-------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.



-------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

-------------------------------------------------------------------------------
This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
-------------------------------------------------------------------------------


                          [FIRST PHILIPPINE FUND LOGO]


                               Semi-Annual Report


                                December 31, 1999